Note 4 - Leases	12 Months Ended
Oct. 31, 2011
Leases of Lessee Disclosure [Text Block]
4. Leases

We lease certain property under non-cancelable leases. Office leases are generally for terms of three to five years and generally provide renewal options. Model home leases are generally for shorter terms of approximately one to three years with renewal options on a month-to-month basis. In most cases, we expect that in the normal course of business, leases that will expire will be renewed or replaced by other leases. The future lease payments required under operating leases that have initial or remaining non-cancelable terms in excess of one year are as follows:

Years Ending October 31,	(In Thousands)
2012	$11,790
2013	9,670
2014	7,884
2015	7,084
2016	6,007
After 2016	2,267
Total	$44,702

Net rental expense for the three years ended October 31, 2011, 2010 and 2009, was $15.3 million, $19.9 million and $54.9 million, respectively. These amounts include rent expense for various month-to-month leases on model homes, furniture, and equipment. These amounts also include abandoned lease cost accruals, as well as the amortization of those accruals over the lease term, for leased space that we have abandoned due to our reduction in size and consolidation of certain locations.  Certain leases contain renewal or purchase options and generally provide that the Company shall pay for insurance, taxes and maintenance.